P.O. DRAWER 2360
                                                       895 WEST RIVER CROSS ROAD
             -------------                                  CASPER, WY 82602
              EIGHTY EIGHT                                   (307) 237-9301
                 TRUE                                      FAX (307) 266-0383
                OIL LLC
             -------------

                            LEASE PURCHASE CONTRACT
                            -----------------------


Petrosearch Operating Co. LLC
4925 Greenville Avenue, Suite 125
Dallas, TX  75206

EEOLLC'S CONTRACT NO. PC 2729
SELLER'S CONTRACT NO: _________________________
EFFECTIVE CONTRACT DATE: November 1, 2003

When accepted by you in the manner hereinafter indicated, this shall constitute an agreement between Petrosearch Operating Co. LLC, hereinafter called SELLER and Eighty-Eight Oil LLC, hereinafter called BUYER under the terms of which Seller agrees to sell and deliver, and Buyer agrees to purchase and receive the hereinafter described merchantable crude oil and/or condensate upon the following terms and conditions:



          LOCATION:    Per Exhibit "A" attached hereto and made a part hereof.

          TERM:        Effective November 1, 2003 through November 30, 2003 and
                       continuing thereafter until terminated by either party hereto providing thirty (30) days advance written notice.

          TYPE:        Per Exhibit "A" attached hereto and made a part hereof.

          PRICE:       Per Exhibit 'A' attached hereto and made a part hereof.

                       For pricing purposes, all oil hereby sold will be deemed to have been delivered in EQUAL DAILY QUANTITIES.

          PAYMENT:     Payment shall be made by Check on or before the 20th day of the month following the month of delivery.

          SPECIAL
          PROVISIONS:  Any changes to this contract shall be by amendment.

The General Provisions attached hereto are made a part hereof.


PETROSEARCH OPERATING CO. LLC       EIGHTY-EIGHT OIL LLC

By:     /s/ Dan N. Denton           By:     /s/  J.S. Beasley
        ---------------------               ------------------------------------

Title:  Manager, President          Title:  J.S. Beasley, Operations Supervisor
        ---------------------               ------------------------------------

Date:     12/11/03                  Date:      12-3-03
        ---------------------               ------------------------------------

                              EIGHTY-EIGHT OIL LLC
                              --------------------
                                  EXHIBIT "A"
                                  -----------

CONTRACT WITH: Petrosearch Operating Co. LLC               AMENDMENT NO:    NONE
EEOLLC'S CONTRACT NO. PC 2729                              AMENDMENT
SELLER'S CONTRACT NO:                                      EFFECTIVE DATE:
                      -----------------------------------
EFFECTIVE CONTRACT DATE: November 1, 2003

-------------------------------------------------------------------------------------------------
LEASE NO  LEASE NAME:                         OPERATOR:         EFFECTIVE DATE:  PRICE:
--------  -----------                         ---------         ---------------  ------
-------------------------------------------------------------------------------------------------
PRODUCT TYPE:  North Dakota Sweet

=================================================================================================
002-201   CONOCO-GRUMAN 18-1                  PETROSEARCH               11/1/03  Link Energy's
                                              OPERATING CO LLC                   North Dakota
                                                                                 Sweet Northern
          Township 139 North, Range 96 West,                               Plus    $1.50     EDQ
          ----------------------------------                                     When connected
          Section 18: NESE                                                       to pipeline,
                                                                                 Posting + $2.50

          STARK/NORTH DAKOTA
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

=================================================================================================
=================================================================================================


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